SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 ---------------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  June 11, 1998


                            Tredegar Industries, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



          Virginia                         1-10258             54-1497771
--------------------------------- --------------------- ------------------------
(State or Other Jurisdiction of       (Commission File     (I.R.S. Employer
 Incorporation or Organization)            Number)         Identification No.)


1100 Boulders Parkway
Richmond, Virginia                                           23225
---------------------------------------------     ------------------------------
(Address of Principal Executive Offices)                   (Zip Code)



Registrant's telephone number, including area code:  (804) 330-1000

         Item 7 of the Current Report on Form 8-K dated June 23, 1998, filed by Tredegar Industries, Inc. ("Tredegar") on June 26, 1998, is hereby amended as set forth below.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of Business Acquired.

         Financial statements of businesses acquired are not required to be filed by Item 7.

(b)      Pro Forma Financial Information.

         Set  forth  below  are  certain  selected   historical  and  pro  forma
consolidated financial information with respect to recent acquisitions by Tredegar. Historical financial information was excerpted or derived from the audited financial statements contained in Tredegar's Annual Report on Form 10-K for the year ended December 31, 1997, and the unaudited financial statements contained in the Tredegar's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998. The historical information below is qualified in its entirety by reference to such reports and the information contained therein.

         On June 11, 1998, Tredegar acquired Canada-based Exal Aluminum Inc. ("Exal"). Exal operates two aluminum extrusion plants in Pickering, Ontario and Aurora, Ontario. Both facilities manufacture extrusions for distribution, transportation, electrical, machinery and equipment, and building and construction markets. The Pickering facility also produces aluminum logs and billet for internal use and for sale to customers.

         On February 6, 1998, Tredegar acquired two Canada-based aluminum extrusion and fabrication plants ("ReyCan") from Reynolds Metals Company ("Reynolds"). The plants are located in Ste-Therese, Quebec, and Richmond Hill, Ontario. Both facilities manufacture products used primarily in building and construction, transportation, electrical, machinery and equipment, and consumer durables markets.

         On  May  30,  1997,   Tredegar  acquired  an  aluminum   extrusion  and
fabrication plant in El Campo, Texas, from Reynolds. The El Campo facility extrudes and fabricates products used primarily in transportation, electrical and consumer durables markets.

         These acquisitions were accounted for using the purchase method. The operating results and financial position of the five plants have been included in Tredegar's consolidated financial statements since the dates acquired.

         The pro forma information for the six months ended June 30, 1998, and the year ended December 31, 1997, assumes that, at the beginning of 1997, Tredegar made these acquisitions by using available cash and cash equivalents of $75.5 million and by issuing Class I Shares of Tredegar's Bon L Canada subsidiary valued at $11.2 million (see Note (1) on page 4).

         Excluded from the pro forma results are cost savings and efficiencies expected from the consolidation of aluminum extrusion operations. Accordingly, the pro forma financial information does not purport to be indicative of the future results or the financial position of Tredegar or the net income and financial position that would actually have been attained had the pro forma transactions occurred on the dates or for the periods indicated. The pro forma financial information is unaudited.



                           Tredegar Industries, Inc.
            Selected Historical and Pro Forma Financial Information
                                 (In Thousands)
                                  (Unaudited)



                                                            Six Months Ended June 30, 1998
                                        ----------------------------------------------------------------------
                                                             Pro Forma Adjustments (1)
                                                       --------------------------------------

                                                             Historical for         Purchase
                                                         Preacquisition Periods     Account-
                                                        -----------------------     ing and
                                                         ReyCan         Exal         Other          Tredegar
                                         Tredegar       1/1/98 to     1/1/98 to     Adjust-           Pro
                                        Historical       2/6/98        6/11/98       ments           Forma

Results of Operations
Revenues:
    Net sales                           $ 326,606       $ 5,022       $ 43,179      $ (2,402)(2)    $ 372,405
    Other income (expense), net             3,301             -              -          (872)(3)        2,429
                                        ----------     ---------      ---------     ---------       ----------
       Total                              329,907         5,022         43,179        (3,274)         374,834
                                        ----------     ---------      ---------     ---------       ----------
Costs and expenses:
    Cost of goods sold                    257,571         5,122         39,385           685 (1)      300,361
                                                                                      (2,402)(2)
    Selling, general and administrative    18,976           199          1,341           (61)(4)       20,455
    Research and development                6,947             -              -             -            6,947
    Interest                                  686             -            742          (742)(3)          686
    Unusual items                            (765)            -              -             -             (765)
                                        ----------     ---------      ---------     ---------       ----------
       Total                              283,415         5,321         41,468        (2,520)         327,684
                                        ----------     ---------      ---------     ---------       ----------
Income (loss) before income taxes          46,492          (299)         1,711          (754)          47,150
Income taxes                               14,035          (108)           616          (140)(5)       14,403
                                        ----------     ---------      ---------     ---------       ----------
Net income (loss)                        $ 32,457        $ (191)       $ 1,095        $ (614)        $ 32,747
                                        ==========     =========      =========     =========       ==========

Earnings per share:
    Basic                                   $ .90                                                       $ .90
    Diluted                                   .84                                                         .84
Shares used to compute earnings per share:
    Basic                                  36,150                          340 (1)                     36,490
    Diluted                                38,788                          340 (1)                     39,128

Other Financial Data Excluding
    Unusual Items and Technology-
    Related Investment Activities (6)
    EBIT                                 $ 42,947        $ (299)       $ 2,453        $ (624)        $ 44,477
    EBITDA                                 53,366          (223)         2,923            61           56,127
    Depreciation                           10,385            76            470           541 (1)       11,472
    Amortization of intangibles                34             -              -           144 (1)          178
    Capital expenditures                   13,604            36            317             -           13,957
    Net income (loss)                      28,588          (191)         1,095          (614)          28,878
    Diluted earnings per share                .74                                                         .74

           See accompanying notes to pro forma financial information.



                                                                 Year Ended December 31, 1997
                                        -------------------------------------------------------------------------------------
                                                                     Pro Forma Adjustments (1)
                                                       ------------------------------------------------------

                                                            Historical for                           Purchase
                                                        Preacquisition Periods                       Account-
                                                       ------------------------                      ing and
                                                        El Campo       ReyCan         Exal            Other        Tredegar
                                        Tredegar       1/1/97 to      1/1/97 to     1/1/97 to        Adjust-         Pro
                                        Historical      5/30/97       12/31/97      12/31/97          ments         Forma

Results of Operations
Revenues:
    Net Sales                          $ 581,004      $ 18,121       $ 54,715      $ 93,934          $ (4,548)(2)  $ 743,226
    Other income (expense), net           17,015            -              -              -            (2,835)(3)     14,180
                                        ----------     --------        --------     ---------         ---------     ----------
       Total                             598,019       18,121          54,715        93,934            (7,383)       757,406
                                        ----------     --------        --------     ---------         ---------     ----------
Costs and expenses:
    Cost of goods sold                    457,946       17,915          50,254        85,647            2,203 (1)    609,417
                                                                                                       (4,548)(2)
    Selling, general and administrative    37,035          595           2,419         3,041             (144)(4)     42,946
    Research and development               13,170            -               -             -                -         13,170
    Interest                                1,952            -               -         1,740           (1,740)(3)      1,952
    Unusual items                          (2,250)           -               -             -                -         (2,250)
                                        ----------     --------        --------     ---------        ---------     ----------
       Total                              507,853       18,510          52,673        90,428           (4,229)       665,235
                                        ----------     --------        --------     ---------        ---------     ----------
Income (loss) before income taxes          90,166         (389)          2,042         3,506           (3,154)        92,171
Income taxes                               31,720         (140)            735         1,262             (341)(5)     33,236
                                        ----------     --------        --------     ---------        ---------     ----------
Net income (loss)                        $ 58,446       $ (249)        $ 1,307       $ 2,244         $ (2,813)      $ 58,935
                                        ==========     ========        ========     =========        =========     ==========

Earnings per share:
     Basic                                 $ 1.59                                                                     $ 1.58
     Diluted                                 1.48                                                                       1.48
Shares used to compute earnings
     per share
     Basic                                 36,864                                        380 (1)                      37,244
     Diluted                               39,534                                        380 (1)                      39,914

Other Financial Data Excluding
     Unusual Items and Technology-
     Related Investment Activities (6)
     EBIT                                $ 71,029       $ (389)        $ 2,042       $ 5,246         $ (2,059)      $ 75,869
     EBITDA                                89,443          (30)          2,979         6,345              144         98,881
     Depreciation                          18,364          359             937         1,099            1,876 (1)     22,635
     Amortization of intangibles               50            -               -             -              327 (1)        377
     Capital expenditures                  22,655           72             477           355                -         23,559
     Net income (loss)                     48,124         (249)          1,307         2,244           (2,813)        48,613
     Diluted earnings per share              1.22                                                                       1.22


           See accompanying notes to pro forma financial information.

                    Notes to Pro Forma Financial Information

(1) Set forth below are the net assets of the operations acquired and the capital used by Tredegar to fund the acquisitions:

                               Tredegar Industries, Inc.
  Net Assets of Operations Acquired and Capital Used by Tredegar to Fund Acquisitions
                        (In Thousands Except Share Information)
                                      (Unaudited)


                                             Historical Basis at        Combined
                                                Dates Acquired          Purchase    Combined
                                         ----------------------------- Accounting   Value at
                                          El Campo  ReyCan     Exal     Adjust-       Dates
                                          5/30/97   2/6/98    6/11/98    ments      Acquired
Net Assets of Operations Acquired
Cash and cash equivalents                $      -  $      -  $  1,097  $      -     $ 1,097
Accounts and notes receivable               6,659     7,178    14,622         -       28,459
Inventories                                 3,344     5,731     5,038       127       14,240
Prepaid expenses and other assets               1       160       482      (456)         187
Net property, plant and equipment           3,842     7,304    15,329    27,134       53,609
Prepaid pension assets                          -     3,115         -       178        3,293
Goodwill and other intangibles                  -         -         -    13,071       13,071
Accounts payable, accrued
    expenses and other liabilities         (3,476)   (4,799)  (11,294)     (879)     (20,448)
Deferred income taxes, net                      -         -    (1,702)   (5,138)      (6,840)
                                         --------- --------- --------- ---------   ----------
Net assets of operations acquired        $ 10,370  $ 18,689  $ 23,572  $ 34,037     $ 86,668
                                         ========= ========= ========= =========   ==========

Capital Used by Tredegar to Fund
Acquisitions
Cash used to:
    Pay sellers                          $ 12,702  $ 28,343  $ 12,297               $ 53,342
    Repay debt assumed                          -         -    18,811                 18,811
    Pay transaction costs                     767       750     1,779                  3,296
Issuance of 380,172 Class I Shares to
    sellers (economically equivalent to
    shares of Tredegar common stock)            -         -    11,219                 11,219
                                         --------- --------- ---------             ----------
Total capital used to fund acquisi-
    tions                                $ 13,469  $ 29,093  $ 44,106               $ 86,668
                                         ========= ========= =========             ==========


         In connection with the acquisition of Exal, 380,172 shares of Class I non-voting preferred shares of Tredegar's Bon L Canada subsidiary were issued to Exal's former shareholders (the "Class I Shares"). The Class I Shares are exchangeable into shares of Tredegar common stock on a one-for-one basis. Each Class I Share is economically equivalent to one share of Tredegar common stock and accordingly accounted for in the same manner.

         The combined purchase accounting adjustments reflect the revaluation of the historical basis of identifiable net assets acquired to estimated fair value and the recognition of deferred income taxes for differences between the financial reporting and tax basis of related net assets. The revaluation of property, plant and equipment is being depreciated over the estimated remaining useful lives of related assets. No goodwill arose from the acquisitions of the former Reynolds plants since the estimated fair value of the identifiable net assets acquired equaled the purchase price. Goodwill (the excess of the purchase price over the estimated fair value of identifiable net assets acquired) of $13 million was recorded on the acquisition of Exal and is being amortized on a straight-line basis over 40 years.

(2) The pro forma adjustments to net sales and cost of goods sold reflect the sale of aluminum logs and billet by Exal to ReyCan during the preacquisition periods. Related intercompany profit in inventory is immaterial.

(3) The pro forma adjustments to "Other income (expense), net" relate to interest income removed from the results of operations due to the assumed use of cash and cash equivalents at the beginning of the period to fund the acquisitions.

Information used to compute the pro forma interest income adjustments are as follows:

                                                                 (Dollars In Thousands)

                                                            Pro Forma Preacquisition Periods
                                          -----------------------------------------------------------------------
                                            ReyCan         Exal           El Campo       ReyCan           Exal
                                           1/1/98 to     1/1/98 to        1/1/97 to     1/1/97 to       1/1/97 to
                                            2/6/98        6/11/98          5/30/97      12/31/97        12/31/97
Pro forma average cash outflows
    related to acquisitions                $ 29,093      $ 32,900         $ 13,469      $ 29,093       $ 32,909
Average annualized interest rates
    used for computing pro forma
    interest income adjustments:
    Actual yield                              5.10%         5.00%            4.20%         4.20%          4.20%
    Tax-equivalent yield                      5.70%         5.70%            5.70%         5.70%          5.70%
Average actual interest yield earned
    for pro forma preacquisition period        .50%         2.21%            1.71%         4.20%          4.20%
Pro forma interest income removed          $    146      $    726         $    231      $  1,222       $  1,382


         Pro forma average cash outflows include average dividends applicable to the Bon L Canada Class I Shares issued in connection with the Exal acquisition. Exal's interest expense has been eliminated on a pro forma basis since its debt was paid-off by Tredegar with available cash on the acquisition date.

(4) The pro forma adjustment to selling, general and administrative expenses represents management fees paid pursuant to agreements with two companies related to former shareholders of Exal that were terminated at the acquisition date.

(5) The pro forma income tax benefit related to purchase accounting and other adjustments was computed as follows:

                                                               (In Thousands)

                                                          For the Six      For the
                                                            Months           Year
                                                            Ended           Ended
                                                           6/30/98         12/31/97
Pro forma impact on income before income taxes
    of purchase accounting and other adjustments           $ (754)        $ (3,154)
Related pro forma permanent differences:
    Goodwill amortization                                     144             327
    Tax-exempt interest income removed                        221           1,880
                                                         ---------        --------
Pro forma impact on book taxable income of
    purchase accounting and other adjustments              $ (389)         $ (947)
                                                         ---------        --------
Related pro forma income tax benefit at 36%                $ (140)         $ (341)
                                                         ---------        --------

(6) Other financial data, excluding unusual items and technology-related investment activities affecting the comparability of historical and pro forma operating results, has been presented and computed in a manner consistent with selected financial information included in Tredegar's Annual Report on Form 10-K for the year ended December 31, 1997, and the unaudited financial statements contained in the Tredegar's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998.

(c)      Exhibits.

             None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TREDEGAR INDUSTRIES, INC.



Date:       August 19, 1998                    By:  /s/ N. A. Scher
            ----------------------------            ----------------------------
                                                    Norman A. Scher
                                                    Executive Vice President